SCHEDULE  14C  INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

 Check  the  appropriate  box:
[ ]     Preliminary  Information  Statement
[ ]     Confidential,  Use  of  Commission  only  (as  permitted  by
        Rule  14c-5(d)(2))
[X]     Definitive  Information  Statement

                          Hollywood Partners.com, Inc.
                (Name of Registrant as specified in its charter)

 Payment  of  Filing  Fee  (Check  the  Appropriate  Box):
[ ]     No  fee  required
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11
[ ]     Fee  Computed  on  table  below  per  Exchange  Act  Rules
        14c-5(g)  and  0-11

1) Title  of  each  class  of  securities  to  which  transaction  applies:
2) Aggregate  number  of  securities  to  which  transaction  applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
4) Proposed  maximum  aggregate  value  of  transaction:
5) Total  fee  paid:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              NOTICE OF TAKING OF ACTION OF STOCKHOLDERS BY WRITTEN
                    CONSENT IN LIEU OF STOCKHOLDERS MEETING

Dear  Fellow  Stockholders:

     On behalf of the Board of Directors and Management of Hollywood Partners.com, Inc. (the "Company"), I am giving notice that the holders of a majority of the issued and outstanding shares of common stock have approved the following proposals by Written Consent in Lieu of a Stockholder's Meeting:

     (i) Amending the Certificate of Incorporation of the Company to change the Company's name to a name to be selected by the Board of Directors;

     (ii) Amending the Certificate of Incorporation of the Company to effect a reverse split of the Common Stock in a ratio of not less than one for ten and not more than one for thirty, the exact ratio to be in the discretion of the Board of Directors, while leaving the number of shares which the Company is authorized to issue unchanged at 50,000,000;

     (iii) Approving the Hollywood Partners.com, Inc. 2002 Stock Compensation Program;

     (iv) Authorizing the sale of the Company's subsidiaries, Hollywood Partners, Inc., Avenue of the Stars Entertainment, Inc., Hall of Fame Pro, Inc., and the domain name "HollywoodPartners.com."

     Since the proposals have each already been adopted by the holders of a majority of the issued and outstanding shares of common stock, there will not be a meeting at which Stockholders may vote in person. The proposals approved by the holders of a majority of the issued and outstanding shares of common stock as set forth above will not be effected until at least twenty (20) days from the mailing of the attached Information Statement to all Stockholders of record. The Board of Directors elected to use the procedure of obtaining written consents rather than holding a meeting in order to avoid the expenses associated with holding a meeting and with proxy tabulation.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         NIKOLAS  KONSTANT,
                         CHIEF  EXECUTIVE  OFFICER

                         November  7,  2002

                           HOLLYWOOD PARTNERS.COM, INC.
                       1925 CENTURY PARK EAST - 5TH FLOOR
                          LOS ANGELES, CALIFORNIA 90067

                              INFORMATION STATEMENT

     This Information Statement has been furnished by the Board of Directors of Hollywood Partners.com, Inc. (the "Company") for use in connection with the taking of an action of Stockholders by Written Consent in Lieu of a Meeting which has been adopted by the written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company. This Information Statement is being mailed to all stockholders of record on or about November 7, 2002 and no action will be taken on the proposal until at least twenty days after the date the Information Statement is mailed.

     As of October 25, 2002, the date on which the Company took consents from the holders of a majority of its issued and outstanding shares, there were 49,661,903 outstanding shares of Common Stock, which is the only outstanding class of securities of the Company entitled to give consent to the following actions. Each outstanding share of Common Stock was entitled to one vote on:
(i) amending the Certificate of Incorporation to change the Company's name to a name to be selected by the Board of Directors; (ii) effecting a reverse stock split of not less than one for ten and not more than one for twenty, the exact ratio to be in the discretion of the Company's Board of Directors while leaving the number of shares which the Company is authorized to issue unchanged at 50,000,000; (iii) adopting the Hollywood Partners.com, Inc. 2002 Stock Compensation Program; and (iv) authorizing the sale of the Company's subsidiaries, Hollywood Partners, Inc., Avenue of the Stars Entertainment, Inc., and Hall of Fame Pro, Inc., and the domain name "HollywoodPartners.com." As of October 25, 2002 written consents had been received from the holders of record of 35,166,407 of the issued and outstanding shares as to each proposal, constituting a majority of the issued and outstanding shares.

      WE ARE NOT ASKING FOR A PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO
                          SEND US A PROXY OR CONSENT.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the Company's Common Stock beneficially owned on October 25, 2002 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the Company's Common Stock, (ii) each of the Company's Directors and (iii) all executive officers and Directors as a group. Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws.


Name and Address                     Number of Shares
of Beneficial Owner                  of Common Stock       Percentage of
Identity of Group                   Beneficially Owned   Beneficial Ownership
----------------------------------  -------------------  --------------------
Comm-1 Corporation
3800 Howard Hughes Pkwy #650
Las Vegas, NV  89109                   4,539,629                    9.1%

Brandon Trust
1037 Lincoln Blvd.
Santa Monica, CA  90403                5,087,305                   10.2%


Nikolas Konstant (1)                  20,000,000 (2)               40.3%

Mark Beychok (1)                       6,850,000 (3)               13.8%

Valerie A. Broadbent (1)               2,254,102 (4)                4.5%

William F. Broadbent (1)                 100,000 (5)                0.0%

All directors and officers as
a group (3 persons)
(2), (4) and (5)                       22,354,102                  44.8%


(1) The address of these persons is 1925 Century Park East, 5th Floor, Los Angeles, California 90067.

(2) Includes 16,000,000 common shares that have been issued as part of an employment agreement, and 4,000,000 shares that have been granted as part of an employment agreement but are not yet issued.

(3) Includes (i) 1,650,000 shares underlying a currently exercisable option with an exercise price of $.05 per share, which expires October 15, 2012; and
(ii)  10,200,000  shares  issued  as  part  of  a  consulting  agreement.

 (4) Includes (i) 25,000 shares underlying a currently exercisable option with an exercise price of $1.07 per share, which expires on September 21, 2004;
(ii) 350,000 shares underlying a currently exercisable option with an exercise price of $0.50 per share, which expires on January 3, 2011; (iii) 100,000 options underlying a currently exercisable option with an exercise price of $.05 per share which expires on September 30, 2011; (iv) 29,102 shares issued through the cashless exercise of 50,000 options; and (v) 2,000,000 shares issued as a retention bonus; and does not include (i) 150,000 shares underlying options that are not currently exercisable with an exercise price of $0.50 expiring January 3, 2011; and (ii) 200,000 shares underlying options that are not currently exercisable with an exercise price of $.05 per share expiring September 30, 2011.

(5) Includes 100,000 shares underlying a currently exercisable option with an exercise price of $.05 per share, which expires on September 30, 2011; and does not include 200,000 shares underlying options that are not currently exercisable with an exercise price of $.05 per share expiring September 30, 2011.

EXECUTIVE  COMPENSATION

On November 1, 2001, the Company entered into an Employment Agreement with Mr. Konstant through October 31, 2003, which provides for a lump sum salary of $300,000 payable in the form of up to 20,000,000 shares of the Company's common stock. On February 26, 2002 Mr. Konstant was issued 16,000,000 shares of the Company's common stock. The fair market value on the date of issuance was $.02 per share.

On October 1, 2000, the Company entered into an Employment Agreement with Ms. Broadbent with a term ending September 30, 2003, which provides for an annual salary of $72,000, with a two-year renewable option at the election of Ms. Broadbent. Effective January 1, 2001, Ms. Broadbent's annual salary was increased to $84,000. On September 29, 1999, Ms. Broadbent was granted an option to purchase 75,000 shares of common stock at an exercise price of $1.07 per share. Such options vested 25,000 shares on September 22, 1999, 25,000 shares on September 22, 2000 and 25,000 shares on September 22, 2001. Pursuant to Board of Director action on January 4, 2001, all 75,000 options were made exercisable as of that date. In January 2001, Ms. Broadbent was issued 29,102 shares through the cashless exercise of 50,000 of those options. Pursuant to Board of Director action on January 4, 2001, Ms. Broadbent was granted an option to purchase 500,000 shares of common stock at $0.50 per share. Such options vest 200,000 shares on January 4, 2001, 150,000 shares on January 4, 2002 and 150,000 shares on January 4, 2003. Pursuant to Board of Director action on October 1, 2001, Ms. Broadbent was granted an option to purchase 300,000 shares of common stock at $.05 per share. Such options vest 100,000 on October 1, 2001, 100,000 shares on October 1, 2002 and 100,000 shares on October 1, 2003. On February 4, 2002, Ms. Broadbent was granted 2,000,000 shares of the Company's common stock as a retention bonus.

On October 1, 2000, the Company entered into an Employment Agreement with John Coppolino with a term ending September 30, 2003, which provides for an annual salary of $150,000 and monthly car allowance of $1,000, with a two-year renewable option at the election of Mr. Coppolino. On September 22, 1999, Mr. Coppolino was granted an option to purchase 450,000 shares of common stock at an exercise price of $1.07 per share. Such options vested 150,000 shares on September 22, 1999, 150,000 shares on September 22, 2000 and 150,000 shares on September 22, 2001. Pursuant to Board of Director action on January 4, 2001, all 450,000 options were made exercisable as of that date. On January 4, 2001, Mr. Coppolino was granted an option to purchase 950,000 shares of common stock at $0.50 per share. Such options vested as to 450,000 shares on January 4, 2001. On September 1, 2001, Mr. Coppolino resigned as an officer and director of the Company and his Employment Agreement terminated. His options have lapsed in accordance with their terms.

On July 1, 2000, the Company entered into an Employment Agreement with Eugene Scher with a term ending June 30, 2001, which provides for an annual salary of $150,000 and monthly car allowance of $1,000. Mr. Scher resigned as CEO on March 16, 2001and his Employment Agreement was terminated. On September 22, 1999, Mr. Scher was granted an option to purchase 150,000 shares of common stock at an exercise price of $1.07 per share. Such options vested 50,000 shares on September 22, 1999, 50,000 shares on September 22, 2000 and 50,000 shares on
September 22, 2001. Pursuant to Board of Director action on January 4, 2001, all 150,000 options were made exercisable as of that date. On January 4, 2001, Mr. Scher was granted an option to purchase 650,000 shares of common stock at $0.50 per share. Such options vested as to 450,000 shares on January 4, 2001. On March 15, 2001, Mr. Scher resigned as an officer of the Company and his Employment Agreement terminated. His options have lapsed in accordance with their terms.

The following table sets forth certain information with respect to the compensation paid by the Company to the principal officers (the "named individuals") during 2001:

SUMMARY  COMPENSATION  TABLE
----------------------------

Principal  Position
&  Name                                    Year             Salary
----------------------------               ----             ------

Chief  Executive  Officer                  1999          $         -
Nikolas  Konstant                          2000          $         -
                                           2001  (1)     $    12,500

President  /  Secretary  /  CFO            1999  (2)     $         -
Valerie  A.  Broadbent                     2000          $     9,973
                                           2001          $    15,900

President                                  1999  (3)     $         -
John  Coppolino                            2000          $    19,044
                                           2001          $    23,500

CEO  /  Treasurer                          1999  (4)     $         -
Eugene  Scher                              2000          $    63,000
                                           2001          $    10,000


(1)     Mr.  Konstant  began  employment  with  the  Company  in  December 2001.
(2) Ms. Broadbent began employment with the Company in September 2000, but the Company is in arrears $68,000 as of December 31, 2001.
(3) Mr. Coppolino began employment with the Company in September 2000 and Mr. Coppolino resigned as President in September 2001.
(4) Mr. Scher began employment with the Company in July 2000 and Mr. Scher resigned as CEO in March 2001.

                                    ACTION 1
                                    ---------

                         CHANGING THE NAME OF THE COMPANY
                        ---------------------------------
   FROM HOLLYWOOD PARTNERS.COM, INC. TO A NAME TO BE DETERMINED BY THE BOARD OF
   ----------------------------------------------------------------------------
                                   DIRECTORS.
                                   ----------


     The holders of a majority of the issued and outstanding shares of common stock of the Company have approved an amendment tot the Company's Certificate of Incorporation to change the Company's name to a name to be determined by the Board of Directors.

     Reasons  for  the  Name  Change
     -------------------------------

     The Company previously operated a web site and provided internet and promotional services. This business was discontinued of during the first quarter of 2001. The Company's operations since that time have consisted of settling with various creditors and seeking an appropriate acquisition which will increase shareholder value. Management believes that as a result of the collapse of the "dotcom" industry, the Company's present name might negatively influence any transaction partner. In addition, the management believes that giving the Board of Directors this authority and discretion might make the Company more attractive to a potential acquisition target.

     The foregoing summary description of the proposed amendments to the Company's Certificate of Incorporation is not intended to be complete and is qualified in its entirety by reference to the complete text of the proposed amendment attached to this Information Statement as "Appendix A" and "Appendix B."

     The Board of Directors believes that the proposal to amend the Certificate of Incorporation to change the name of the Company to a name to be chosen by the Board of Directors is in the best interests of the Company.

     This action has been approved by the written consents of a majority of the issued and outstanding shares of Common Stock of the Company.

                                    ACTION II
                                    ---------


TO  AUTHORIZE A REVERSE STOCK SPLIT OF NO LESS ONE FOR THAN TEN AND NO MORE THAN
  -----------------------------------------------------------------------------
    ONE FOR THIRTY WHILE LEAVING THE NUMBER OF SHARES WHICH THE CORPORATION IS
    --------------------------------------------------------------------------
                         AUTHORIZED TO ISSUE UNCHANGED.
                         ------------------------------


Background
----------

     The Company currently has authorized 50,000,000 shares of Common Stock, which has a par value of $0.001 per share. As of October 25, 2002, the Company currently had issued and outstanding 49,661,903 shares of Common Stock. In addition, 5,695,927 shares of common stock were reserved for issuance upon exercise of options and warrants, underlying shares issuable upon conversion of 600 issued and outstanding shares of preferred stock at $4.00 per share, and underlying shares issuable upon conversion of 225 issued and outstanding shares of preferred stock of the Company's subsidiary, Avenue of the Stars Entertainment, Inc. Obviously, the Company requires additional authorized shares of Common Stock to meet its current commitments or to engage in a proposed acquisition transaction. One way to increase the shares available for issuance is to reverse split the outstanding shares while leaving the number of shares that the Company is authorized to issue unchanged. The Company has received the written consents of the holders of the majority of the issued and outstanding shares of Common Stock to effect a reverse stock split of no less than one for ten and no more than one for thirty, the exact ratio to be in the discretion of the Board of Directors while keeping the number of shares of Common Stock which the Company shall have authority to issue at 50,000,000 shares. The proposal will effect a reverse stock split of the presently issued and outstanding shares of the Company's Common Stock where a number of outstanding shares of Common Stock, between ten and thirty shares as determined by the Board of Directors in its sole discretion, will become one share of stock (the "Reverse Stock Split"). When the Reverse Stock Split is effected, pursuant to the terms of the Reverse Stock Split, each holder of record of Common Stock on the effective date of the amendment will thereafter be deemed to hold one share of Common Stock for every ten to thirty presently issued and outstanding shares of Common Stock held of record on that date.

Purpose  and  Effect  of  the  Reverse  Stock  Split
----------------------------------------------------

     The  Reverse  Stock  Split  will not change the stockholders' equity of the
Company. The principal effect of the Reverse Stock Split will be to decrease the number of outstanding shares from 49,661,903 to a maximum of 4,966,190 and a minimum of 1,655,397, depending on the ratio of the Reverse Stock Split. The Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights of the Common Stock will not be altered by the Reverse Stock Split. The number of shares of Common Stock which the Company is authorized to issue will remain at 50,000,000. Hence, the shares of Common Stock available for future issuance will change from 0 to a minimum of 45,033,810 if the Reverse Stock Split is in a ratio of ten for one and a maximum of 47,344,603 if the Reverse Stock Split is in a ratio of thirty for one.

     Any tax liability to stockholders resulting from the Reverse Stock Split will likely not be substantial. The receipt of Common Stock in the Reverse Stock Split should not result in any taxable gain or loss to stockholders for federal income tax purposes. If the Reverse Stock Split is effected, the tax basis of common Stock received as a result of the Reverse Stock Split (including any fractional share interests to which a stockholder is entitled) will be equal, in the aggregate, to the basis of the shares exchanged for the Common Stock. For tax purposes, the holding period of the shares immediately prior to the effective date of the Reverse Stock Split will be included in the holding period of the Common Stock received as a result of the Reverse Stock Split, including any fractional share interests to which the stockholder is entitled. Stockholders who receive cash in lieu of fractional shares of Common Stock will be treated as receiving cash as payment in exchange for their fractional shares of common Stock, and they will recognize capital gain or loss in an amount equal to the differences between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

     The Board of Directors believes that the Company may be more attractive to a potential acquisition partner if the number of shares outstanding is reduced.

     There can be no assurance that the Company will effect any acquisition transaction even if it affects the Reverse Stock Split.

Certificates  and  Fractional  Shares
-------------------------------------

     The certificates presently representing share of Common Stock will be deemed to represent one-fifteenth the number of shares of Common Stock after the effective date of the Reverse Stock Split. New shares of Common Stock will be issued in due course as old shares are tendered to the transfer agent for exchange or transfer. Fractional shares may be issued; however, the Board reserves the right to tender cash to stockholders surrendering their old certificates for shares which are not evenly divisible by the ratio chosen for the Reverse Stock Split. The price payable by the Company will be determined by multiplying the fraction of a new share by the equivalent average of the closing prices for one old share of Common Stock for the ten business days immediately preceding the effective date of the Reverse Stock Split for which transactions in the Common Stock are reported, as reported by the Over-the-Counter Bulletin Board.

Source  of  Funds
-----------------

     The funds with which to purchase fractional shares are available and will be paid from the current cash reserves of the Company. The Company's stockholder list indicates that a portion of the outstanding Common Stock is registered in the names of clearing agencies and broker nominees. It is, therefore, not possible to predict with any certainty the number of fractional shares and the total amount the company might choose to pay to redeem such fractional shares. However, it is not anticipated that the funds necessary to effect the cancellation of fractional shares will be material.

Effectiveness
-------------

     The Company will file the amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware twenty days after this Information Statement is mailed to its shareholders.

     This action has been approved by the written consents of the holders of a majority of the outstanding shares of the Common Stock of the Company.

                                   ACTION III
                                  -----------
                    TO ADOPT THE HOLLYWOOD PARTNERS.COM, INC.
                 ----------------------------------------------
                        2002 STOCK COMPENSATION PROGRAM
                        -------------------------------

     The Board of Directors and the holders of a majority of the issued and outstanding shares of Common Stock have adopted a 2002 Stock Compensation Program (the "2002 Plan") for officers, employees, directors and consultants of the Company or any of its subsidiaries. The 2002 Plan authorizes the granting of stock options to purchase an aggregate of not more than fifteen percent (15%) of the total outstanding shares at the time of adoption of the 2002 Plan. As of the date hereof, no options have been granted under the 2002 Plan. The Board of Directors does not intend to grant options under the 2002 Plan until after an acquisition transaction is effected. The Company does not currently have a stock option plan with significant numbers of shares available and the Board of Directors believes that establishing the 2002 Stock Compensation Program will make the Company more attractive to an acquisition target as the target's management could immediately issue options to management and key employees.

     The 2002 Plan will be administered by the Board of Directors (the "Board"), but may be administered by a Stock Option Committee (the "Committee") of the Board. In general, the Board and/or Committee will select the persons to whom options will be granted and will determine, subject to the terms of the 2002 Plan, the number, the exercise period and other provisions of such options. The options granted under the 2002 Plan will be exercisable in such installments as may be provided in the grant. The Board intends to condition the vesting of options granted under the 2002 Plan upon performance criteria defined in the grant and to provide for vesting over a five year period conditioned on said criteria and continued association of the optionee with the Company.

     Options granted to employees may be either incentive options under the Internal Revenue Code ("ISOs"), or non-ISOs. The Board may determine the exercise price provided that in the case of ISOs, such price may not be less than 100% (110% in the case of ISOs granted to holders of 10% of the voting power of the Company's stock) of the fair market (as defined in the 2002 Plan) of the Company's Common Stock at the date of grant. The aggregate fair market value (determined at time of option grant) of stock with respect to which ISOs become exercisable for the first time in any year cannot exceed $100,000.

     The options are evidenced by a written agreement containing the above terms and such other terms and conditions consistent with the 2002 Plan as the Board may impose. Each option, unless sooner terminated, shall expire no later than 10 years (five years in the case of ISOs granted to holders of 10% of the voting power of the Company's stock) from the date of grant, as the Board may determine. The Board has the right to amend, suspend or terminate the 2002 Plan at any time, provided, however, that unless ratified by the Company's stockholders within 12 months thereafter, no amendment or change in the 2002 Plan will be effective: (a) increasing the total number of shares which may be issued under the 2002 Plan; (b) reducing below fair market value on the date of grant the price per share at which any option which is an ISO may be granted;
(c) extending the term of the 2002 Plan or the period during which any option which is an ISO may be granted or exercised; (d) altering in any way the class of persons eligible to participate in the 2002 Plan; (e) materially increasing the benefits accruing to participants under the 2002 Plan; or (f) with respect to options which are ISOs, amending the 2002 Plan in any respect which would cause such options to no longer qualify for incentive stock option treatment pursuant to the Internal Revenue Code of 1986, as amended.

Federal  Income  Tax  Consequences
----------------------------------

     The following discussion relates only to the federal income tax consequences to the option holder and to the Company with respect to options granted under the 2002 Plan. Non-qualified stock options granted under the 2002 Plan will not receive the tax treatment available to "incentive stock options" under the Internal Revenue code as amended. Upon the grant of a non-qualified stock option, an option holder will not recognize ordinary income and the Company will not receive a corresponding deduction. On the date any such option is exercised, an option holder generally will recognize ordinary income equal to the amount by which the fair market value of the Common Stock on the exercise date exceeds the option price paid for such stock, and the company will generally receive a deduction in the same amount. However, any option holder who is subject to Section 16(b) of the Securities Exchange Act of 1934 (officers, directors and beneficial owners of more than 10 percent of any class of equity securities of the Company) who exercises an option for which the option price is greater than the fair market value of the Company's Common Stock on the exercise date will not recognize income on the date of exercise but rather six months after the date of exercise, unless the option holder elects to recognize the income at the date of exercise. Such option holder will recognize ordinary income equal to the amount by which the fair market value of the Common Stock on the date income is recognized exceeds the option price.

     Any such ordinary income recognized by an option holder who also is an employee of the Company is subject to income tax withholding by the Company and may also be subject to withholding of certain employment taxes. The Company generally will be entitled to a deduction in an amount equal to the income recognized by the option holder and such deduction shall be allowed of the taxable year of the Company in which the option is exercised. The Company's deduction is conditioned upon its withholding of the required amount if income tax for those option holders who are employees of the Company. The Company will not have withholding obligations upon the recognition of ordinary income resulting from the exercise of options by any non-employee option holder, and consequently, the Company's deduction will not be conditioned upon satisfaction of any obligation.

     A  copy  of  the  2002  Plan  is  enclosed  as  "Appendix  C."

     The 2002 Plan has been approved by the written consents of a majority of the issued and outstanding shares of the Common Stock of the Company.

                                    ACTION IV
                                    ---------

AUTHORIZING THE SALE OF HOLLYWOOD PARTNERS, INC., HALL OF FAME PRO, INC., AVENUE
--------------------------------------------------------------------------------
 OF THE STARS ENTERTAINMENT, INC., AND THE DOMAIN NAME, "HOLLYWOODPARTNERS.COM"
 ------------------------------------------------------------------------------

     The Board of Directors has approved and the holders of a majority of the outstanding shares had approved the sale of the Company's subsidiaries, Hollywood Partners, Inc., Avenue of the Stars Entertainment, Inc., which are 100% owned by the Company, and Hall of Fame Pro, Inc. which is 85% owned by the Company; and the domain name "HollywoodPartners.com" on such terms as management of the Company may obtain. The purpose of these transactions would be to make the Company more attractive to a possible acquisition candidate and to raise cash. Hollywood Partners, Inc. is presently inactive, has a negative net worth and no significant assets. Its sale, even for a nominal price, would improve the Company's balance sheet. Avenue of the Stars Entertainment, Inc. is presently a development, production, film financing company and has been exploring the acquisition of intellectual properties for the purpose of developing and structuring for future productions. The Company currently owns 85% of Hall of Fame Pro, Inc., which is presently inactive, has a negative net worth and no significant assets. The sale of the Company's ownership, even for a nominal price, would improve the Company's balance sheet. The Board of Directors believes that the domain name "Hollywood Partners.com" may have value to persons that wish to operate certain businesses on the Internet and its sale would bring revenue to the Company that might make it more attractive to an acquisition partner. The Board of Directors believes that this action is in the best interests of the Company and its shareholders.

                                  OTHER MATTERS

                      SUBMISSION OF SHAREHOLDER'S PROPOSALS


     Shareholders are advised that any proposals they may wish to submit for presentation at next year's Annual Meeting for inclusion in the Company's proxy statement and form of proxy for such meeting must be received by the Company on or before March 1, 2003.

                                    FORM 10-K

     UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT A MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001. REQUESTS SHOULD BE MAILED TO VALERIE BROADBENT, HOLLYWOOD PARTNERS.COM, INC., 1925 CENTURY PARK EAST - 5th FLOOR, LOS ANGELES, CALIFORNIA 90067.

                          COST OF INFORMATION STATEMENT

     The cost of distributing the Information Statement has been or will be borne by the Company. The Company will reimburse fiduciaries and others required by law or rule to forward copies of this Information Statement for their reasonable expenses or expenses prescribed by rule.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                         /s/  Nikolas  Konstant
                         -----------------------------
                         Nikolas  Konstant,  Chief  Executive  Officer


November  7,  2002

                                   APPENDIX A


                           CERTIFICATE OF AMENDMENT OF
                                       THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          HOLLYWOOD PARTNERS.COM, INC.



It  is  hereby  certified  that:

          1. The name of the corporation (hereinafter called the "Corporation") is HOLLYWOOD PARTNERS.COM, INC. It was formed under the name GUIDELINE CAPITAL, INC.

          2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Articles the following new Article First:

First:        The  name  of  the  Corporation  is  "_____________________."
-----


          3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed  on  November  ___,  2002


                                   _____________________________________________
                                   Nikolas  Konstant,  Chief  Executive  Officer




                                   _____________________________________________
                                   Valerie A. Broadbent, President and Secretary

                                   APPENDIX B

                           CERTIFICATE OF AMENDMENT OF
                                       THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          HOLLYWOOD PARTNERS.COM, INC.



It  is  hereby  certified  that:

          1. The name of the corporation (hereinafter called the "Corporation") is HOLLYWOOD PARTNERS.COM, INC. It was formed under the name GUIDELINE CAPITAL, INC.

          2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article Fourth thereof and by substituting in lieu of said Articles the following new Article Fourth to read as follows:

     FOURTH: The Corporation is authorized to issue two classes of shares of stock, common stock and preferred stock. The total number of shares of stock which the Corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares, consisting of Fifty Million (50,000,000) shares of common stock par value $.001 per share, designated as Common Stock (the "Common Stock") and Five Million (5,000,000) shares of preferred stock, par value $.001 per share, designated as Preferred Stock (the "Preferred Stock").

A. PREFERRED STOCK. The Board of Directors of the Corporation (hereinafter referred to as the "Board of Directors") is hereby expressly authorized at any time, and from time to time, to create and provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the GCL (hereinafter referred to as a "Preferred Stock Designation") to establish the number of shares to be included in each such series, and to fix the designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, the following:

     1. the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

     2. whether dividends, if any, shall be cumulative or non-cumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

     3. the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

     4. the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

     5. whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of, any other series of any class or classes of capital stock of, or any other security of, the Corporation or any other corporation, and, if provision be made for any such conversion or exchange, the times, prices, rates, adjustments and any other terms and conditions of such conversion or exchange;

     6. the voting powers, if any, and whether such voting powers are full or limited in such series;

     7. the restrictions, if any, on the issue or reissue of shares of the same series or of any other class or series;

     8. the amounts payable on and the preferences, if any, of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

     9.  any  other relative rights, preferences and limitations of that series.

B. COMMON STOCK. The Common Stock shall be subject to the express terms of any series of Preferred Stock set forth in the Preferred Stock Designation relating thereto. Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which stockholders of the Corporation are entitled to vote. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.

C. REVERSE STOCK SPLIT. That, upon the filing date of this Certificate of Amendment (the "Effective Date"), a one for ______ reverse split of the Corporation's Common Stock shall become effective, pursuant to which each share of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Date shall be reclassified and become .___ (___________) of a share of Common Stock automatically and without any action by the holder thereof upon the Effective Date and shall represent .___ shares of Common Stock from and after the Effective Date (the "Reverse Stock Split"). No fractional shares of Common Stock shall be issued in the Reverse Stock Split. All fractional shares below fifty hundredths (.50) shall be disregarded and all fractional shares of fifty hundredths (.50) or greater shall be rounded up to the next highest whole number, except that each existing holder of Common Stock shall continue to hold at least one share of Common Stock.

          3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed  on  October  ___,  2002


                                   ______________________________________
                                   Nikolas  Konstant,  Chief  Executive  Officer



                                   _______________________________________
                                   Valerie A. Broadbent, President and Secretary

                                    APENDIX C

                          HOLLYWOOD PARTNERS.COM, INC.
                         2002 STOCK COMPENSATION PROGRAM


     1.     Purpose.  This  2002  STOCK  COMPENSATION PROGRAM (the "Program") is
            -------
intended to secure for Hollywood Partners.com, Inc., a Delaware corporation (the "Company"), its subsidiaries, and its stockholders the benefits arising from ownership of the Company's common stock (the "Common Stock") by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

     2.     Elements  of  the  Program.  In order to maintain flexibility in the
            --------------------------
award of stock benefits, the Program is composed of seven parts. The first part is the Incentive Stock Option Plan (the "Incentive Plan") under which are granted incentive stock options (the "Incentive Options"). The second part is the Non-Qualified Stock Option Plan (the "Nonqualified Plan") under which are granted nonqualified stock options (the "Nonqualified Options"). The third part is the Restricted Share Plan (the "Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the "Stock Purchase Plan"). The fifth part is the Non-Employee Director Stock Option Plan (the "Directors Plan") under which grants of options to purchase shares of Common Stock may be made to non-employee directors of the Company. The sixth part is the Stock Appreciation Rights Plan (the "SAR Plan") under which SARs (as defined therein) are granted. The seventh part is the Other Stock Rights Plan (the "Stock Rights Plan") under which (i) units representing the equivalent of shares of Common Stock (the "Performance Shares") are granted; (ii) payments of compensation in the form of shares of Common Stock (the "Stock Payments") are granted; and (iii) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the "Dividend Equivalent Rights") are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the Directors Plan, the SAR Plan and the Stock Rights Plan are included herein as
Part I, Part II, Part III, Part IV, Part V, Part VI and Part VII, respectively, and are collectively referred to herein as the "Plans." The grant of an option, SAR or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, SAR or restricted share or rights to purchase shares under any of the other Plans.

     3.     Applicability  of  General Provisions.  Unless any Plan specifically
            -------------------------------------
indicates to the contrary, all Plans shall be subject to the General Provisions of the Program set forth below.

     4.     Administration  of  the  Plans.  The  Plans  shall  be administered,
            ------------------------------
construed,  governed,  and  amended  in  accordance with their respective terms.

                GENERAL PROVISIONS OF STOCK COMPENSATION PROGRAM

     Article  1.     Administration.  The  Program  shall be administered by the
                     --------------
Company's Board of Directors (the "Board"). If an award under the Program is to be made to an "Executive Officer" as defined in the Exchange Act (as hereinafter defined), it must be approved if the Company has a class of equity securities registered under Section 12 or 15(d) of the Exchange Act, by the Board or by a committee of the Board, that is composed solely of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Board, such committee of the Board or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the "Program Administrators." To the extent permitted under the Exchange Act, the Internal Revenue Code of 1986, as amended (the "Code") or any other applicable law, the Program Administrators, shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Program Administrators deems appropriate which if formed may be referred to by such title specified by the Board. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman.

     The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) under the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

     Article  2.     Authority  of Program Administrators.  Subject to the other
                     ------------------------------------
provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion,
(a)  to construe and interpret the Program; (b) to define the terms used herein;
(c) to determine the individuals to whom options and restricted shares and rights to purchase shares shall be granted under the Program; (d) to determine the time or times at which options and restricted shares or rights to purchase shares shall be granted under the Program; (e) to determine the number of shares subject to each option, restricted share and purchase right, the duration of each option granted under the Program, and the price of any share purchase; (f) to determine all of the other terms and conditions of options and restricted shares and purchase rights granted under the Program; and (g) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; provided, however, that the Board shall establish the price for all shares issued hereunder. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the "Plan Participants") and on their legal representatives, heirs and beneficiaries.

     Article 3.     Maximum Number of Shares Subject to the Program.  Subject to
                    -----------------------------------------------
the provisions of Article 7, the maximum aggregate number of shares of Common Stock subject to the Program shall be 22,500,000 shares. Subject to the limitation contained in Section 2 of Part 1, the maximum number of shares of Common Stock issuable pursuant to the Program to any single Program Participant in any given fiscal year shall be 1,000,000 shares. The Board of Directors of the Company shall make recommendations to the Program Administrators from time to time with respect to the allocation of the shares reserved under the Program for the directors, officers, employees and agents of the Company and its subsidiaries. The shares of Common Stock issued under the Program may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

     The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options, transfer of restricted shares or issuance of stock purchased under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

          Notwithstanding anything to the contrary in this Program, at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the California Code of Regulations, based on the number of shares of the Company which are outstanding at the time the calculation is made, unless such limitation is approved in accordance with such Rule.

     Article  4.     Eligibility  and  Participation.  Officers,  employees,
                     -------------------------------
directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, awards of Incentive Options under the Incentive Plan may be granted only to employees of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations. Employees of the Company or its subsidiaries whose customary employment for tax purposes is at least twenty (20) hours per week and more than five (5) consecutive months in any calendar year, and who own less than 5% of the Common Stock, shall be eligible to participate in the Employee Stock Purchase Plan. Consultants or advisors of the Company or its subsidiaries shall be eligible to receive awards under the Program, provided that such awards would be exempt from registration under Rule 701 of the Securities Act of 1933, during such time that offers of securities by the Company are eligible for exemption under Rule 701, or that such award would be eligible for registration on Form S-8, during such time that offers of securities to employees under an employee benefit plan are eligible for registration on Form S-8.

The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies, beginning with the Company if, at the time of any grant hereunder, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

     Article  5.     Effective  Date  and  Term  of  Program.  The Program shall
                     ---------------------------------------
become effective upon its adoption by the Board of Directors of the Company subject to approval of the Program by a majority of the voting shares of the Company voting in person or by proxy at a meeting of stockholders, in either case following adoption of the Program by the Board of Directors, which vote shall be taken or consent granted within 12 months of adoption of the Program by the Company's Board of Directors. The Program shall continue in effect for a term of 10 years unless sooner terminated under Article 8 of these General Provisions.

     Article  6.     Fair  Market  Value.  As  used in the Program, "Fair Market
                     -------------------
Value" shall mean, as of any date, the value of the Common Stock determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that, if the Common Stock is traded on a national securities exchange or a national market system, Fair Market Value on any day shall be deemed to be the closing sales price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive and binding on the Company and the Plan Participants.

     Article  7.     Adjustments.  If the outstanding shares of Common Stock are
                     -----------
increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

     Article  8.     Termination  and  Amendment  of Program.  The Program shall
                     ---------------------------------------
terminate ten (10) years from the date the Program is adopted by the Board of Directors, or, if applicable, the date a particular Plan is approved by the stockholders, whichever is earlier, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted and no stock shall be sold and purchased under the Program after that date. Subject to the limitation contained in Article 9 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, restricted share and stock purchase agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options granted or stock sold and purchased under Part I or Part IV, except as permitted under Article 7 of these General Provisions; (b) change the minimum purchase price for shares under
Section 4 of Part I or the Purchase Price for shares under Part IV; (c) increase the maximum term established under Parts I or IV for any option or restricted share; (d) permit the granting of an option, or right to purchase shares under Parts I or IV to anyone other than as provided in Article 4 of the General Provisions; (e) change the term of Parts I or IV described in Article 5 of these General Provisions; or (f) materially increase the benefits accruing to Plan Participants under Parts I or IV of the Program.

     Article  9.     Prior Rights and Obligations.  No amendment, suspension, or
                     ----------------------------
termination of the Program shall, without the consent of the individual who has received an option or restricted share or who has purchased a specified share or shares under Part IV, alter or impair any of that individual's rights or obligations under any option or restricted share granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

     Article  10.      Privileges  of  Stock  Ownership.  Notwithstanding  the
                       --------------------------------
exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Part IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     Article 11.     Reservation of Shares of Common Stock.  The Company, during
                     -------------------------------------
the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article  12.     Tax Withholding.  The exercise of any option or restricted
                      ---------------
share granted or the sale and issuance of any shares to be purchased under this Program are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or restricted share or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time, accept shares of the Company's Common Stock subject to one of the Plans as the source of payment for such liabilities.

     Article  13.     Compliance  with  Law.  It  is  the  express intent of the
                      ---------------------
Company that this Program complies in all respect with all applicable provisions of state and federal law, including without limitation Section 25102(o) of the California Corporations Code to the extent such Section is applicable to the Company. It is the express intent of the Company that when an Equity Security of the Company, is registered pursuant to Section 12 of the Exchange Act, this

Program shall comply in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) or Section 25102(o) of the California Corporations Code as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) or Section 25102(o) of the California Corporations Code so that such Plan Participant shall avoid liability under
Section 16(b) and the Program shall comply with Section 25102(o). Unless otherwise provided in any grant or award to any person who is or may thereafter be subject to Section 16 of the Exchange Act, the approval of such grant or award shall include the approval of the disposition of the Company of Company equity securities for the purposes of satisfying the payment of the exercise or purchase price or tax withholding obligations related to such grant or award within the meaning of Rules 16a-1(c)(3) and 16b-3(e).

          Article  14.     Indemnification.  No  Program  Administrator, as that
                           ---------------
term is defined in the Program, or any officer or employee of the Company or an affiliate acting at the direction or on behalf of the Program Administrator shall be personally liable for any action or determination taken or made in good faith with respect to the Program, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

          Article  15.     Performance-Based  Awards.
                           -------------------------

     (a) Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, "Performance Objective" means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned, and "Performance Period" means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based grant shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

     (b) The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

     (c) The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including options and SARs tied solely to appreciation in the Fair Market Value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 15(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 15. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 15(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 15(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 15(c). As used herein, "Covered Employee" shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

     (d) The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan
Participant's receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

     Article  16.     Death Beneficiaries.  In the event of a Plan Participant's
                      -------------------
death, all of such person's outstanding awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a Nonqualified Option or SAR was previously made pursuant hereto). Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

     Article  17.     Unfunded  Program.  The  Program shall be unfunded and the
                      -----------------
Company shall not be required to segregate any assets that may at any time be represented by awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

     Article  18.     Choice  of  Law  and  Venue.  The  Program and all related
                      ---------------------------
documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. Acceptance of an award shall be deemed to constitute consent to the jurisdiction and venue of the state and federal courts located in Los Angeles County, State of California for all purposes in connection with any suit, action or other proceeding relating to such award, including the enforcement of any rights under the Program or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

     Article  19.     Arbitration.  Any  disputes  involving the Program will be
                      -----------
resolved by arbitration in Los Angeles County, California before one (1) arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

     Article  20.     Program  Administrators' Right.  Except as may be provided
                      ------------------------------
in an award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, extend or modify any period (including any period in which an option may be exercised, subject to the requirements of the Code) applicable to, or accelerate the vesting of, any award (other than the right to purchase shares pursuant to the Stock Purchase Plan).

     Article  21.     Termination  of  Benefits  Under  Certain Conditions.  The
                      ----------------------------------------------------
Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

     Article 22.     Conflicts in Program.  In case of any conflict in the terms
                     --------------------
of the Program, or between the Program and an award agreement, the provisions in the Program which specifically grant such award shall control, and the provisions in the Program shall control over the provisions in any award agreement.

     Article  23.     Optional  Deferral.  The  right to receive any award under
                      ------------------
the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

Article  24.     Information  to  Plan  Participants.  To the extent required by
                 -----------------------------------
applicable law, the Company shall provide Plan Participants with the Company's financial statements at least annually.

Article  25.     Company's  Right  of  Repurchase.  In  the  event  that  a Plan
                 ---------------------------------
Participant's employment with or service to the Company is terminated for any reason or any of its subsidiaries, the Company shall have the right to repurchase all, but not less than all of the securities that such Plan Participant has purchased or has been awarded under the Program on the following terms:

(a) Upon a Plan Participant's termination of employment with or service to the Company or any of its subsidiaries, the Company shall have the right for a period of ninety (90) days form the last day of employment or service to repurchase all, but not less than all of the securities awarded to or purchased by the Plan Participant under the Program.

(b) The Company shall notify the Plan Participant within ninety (90) days of the last day of employment or service regarding the exercise of its right of  repurchase.

(c) If the Company exercises its right of repurchase, the Company will purchase the securities within thirty (30) days of delivery of the notice of its election to purchase at the higher of (i) the Fair Market Value on the Plan Participant's date of termination, or (ii) the Fair Market Value of such securities on the date of the Company's notification of election to repurchase.

Article 26.     Lock-Up.  To the extent requested by any managing underwriter to
                -------
the Company, the Plan Participants shall enter into such market lock-up, escrow or other agreements as may be requested by such underwriter in connection with any public offering of the Company's securities.

                                     PART I
                          HOLLYWOOD PARTNERS.COM, INC.
                        2002 INCENTIVE STOCK OPTION PLAN

     Section  1.     Purpose.  The  purpose of this Hollywood Partners.com, Inc.
                     -------
2002 Incentive Stock Option Plan (the "Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as "incentive stock options" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Incentive Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section  2.     Maximum Number of Shares; Option Terms and Conditions.  The
                     -----------------------------------------------------
maximum aggregate number of shares of Common Stock subject to the Incentive Plan shall be 2,000,000. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section  3.     Duration of Options.  Each option and all rights thereunder
                     -------------------
granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than seven (7) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the Optionee (the "Optionee") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section  4.     Purchase  Price.  The  purchase  price  for shares acquired
                     ---------------
pursuant to the exercise, in whole or in part, of any option shall not be less than the Fair Market Value of the shares at the time of the grant of the option. Notwithstanding the preceding sentence, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

     Section  5.     Maximum Amount of Options Exercisable in Any Calendar Year.
                     ----------------------------------------------------------
Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

     Section  6.     Exercise  of  Options.  Each option shall be exercisable in
                     ---------------------
one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. Each option, other than options granted to officers, directors or consultants, shall be exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the option is granted, subject to such reasonable conditions as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Article 6 under the General Provisions of the Program Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section  7.     Reorganization.  In  the  event  of  the  dissolution  or
                     --------------
liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

          (a) if there is no plan or agreement respecting the Reorganization (the "Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

          (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term "Reorganization" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

Section  8.     Written  Notice  Required.  Any  option  granted pursuant to the
                -------------------------
terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

     Section 9.     Compliance with Securities Laws.  Shares shall not be issued
                    -------------------------------
with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

     Section 10.     Employment of Optionee.  Each Optionee, if requested by the
                     ----------------------
Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

     Section  11.     Option  Rights  Upon  Termination  of  Employment.  If  an
                      -------------------------------------------------
Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall terminate thirty (30) days after the date of termination of employment (unless sooner terminated in accordance with its terms); provided, however, that in the event employment is terminated for cause as defined by applicable law, his or her option shall terminate immediately, provided, further, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within ninety (90) days after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section 12.  Option Rights Upon Disability. If an Optionee becomes disabled
                  -----------------------------
within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, his or her option shall terminate six months after the date of termination of employment due to disability (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section  13.     Option Rights Upon Death of Optionee.  Except as otherwise
                      ------------------------------------
limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary corporation, his or her option shall expire six months after the date of death (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within one year after the date of death, unless either the option or the Incentive Plan otherwise provides for earlier termination. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 14. Options Not Transferable. Options granted pursuant to the terms
                 ------------------------
of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

     Section  15.     Adjustments  to  Number  and  Purchase  Price  of Optioned
                      ----------------------------------------------------------
Shares. All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 7 of the General Provisions of this Program.

                          HOLLYWOOD PARTNERS.COM, INC.
                        2002 INCENTIVE STOCK OPTION PLAN

                                 GRANT OF OPTION
                                 ---------------



Date  of  Grant:  ____________________,  200_


     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Hollywood Partners,com, Inc., a Delaware corporation (the "Company"), to ____________________ (the "Optionee"), who is an employee of the Company or one of its subsidiaries (the Optionee's employer is sometimes referred to herein as the "Employer").

     WHEREAS, the Board of Directors of the Company (the "Board") on September 17, 2002 adopted, with subsequent stockholder approval, the Hollywood
Partners.com,  Inc.  Incentive  Stock  Option  (the  "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board or Program Administrators to employees of the Company or any subsidiary of the Company to purchase, or to exercise certain rights with respect to, shares of the Common Stock of the Company, no par value (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Program Administrators consider the Optionee to be a person who is eligible for a grant of incentive stock options under the Plan, and have determined that it would be in the best interest of the Company to grant the incentive stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Grant  of  Option.

     Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Program Administrators, hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to _____ shares of Stock at a price of $_____ per share, the Fair Market Value as defined in Article 6 under General Provisions of the Program (or, with respect to 10% stockholders, 110% of Fair Market Value) on the Date of Grant. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).


2.     Installment  Exercise.

     Subject to such further limitations as are provided herein, the Option shall become exercisable in __________ installments, the Optionee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion as determined by the Program Administrators:

     Option  Shares  Exercisable                    Date
     ---------------------------                    ----

     _______________________________               ______________
     _______________________________               ______________
     _______________________________               ______________

3.     Termination  of  Option.

     (a) Subject to the other provisions of this Grant, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of _____ years from the Date of Grant (the "Option Term").

     (b) Upon the occurrence of the Optionee ceasing for any reason to be employed by the Employer (such occurrence being a "termination of the Optionee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void within thirty (30) days after the date of such termination of the Optionee's employment, except (1) in the event employment is terminated for cause as defined by applicable law, in which case Optionee's Option shall terminate and become null and void immediately or (2) in a case where the Program Administrators may otherwise determine in their sole and absolute discretion for up to ninety (90) days following the termination of employment. Upon a termination of the Optionee's employment by reason of disability or death, the Option may be exercised, but only to the extent that the Option was outstanding and exercisable on such date of disability or death, up to a six-month period following the date of such termination of the Optionee's employment, unless extended for a period of up to one year, at the sole discretion of the Program Administrators.

     (c) In the event of the death of the Optionee, the Option may be exercised by the Optionee's legal representative, but only to the extent that the option would otherwise have been exercisable by the Optionee.

     (d) A transfer of the Optionee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Optionee's employment.

4.     Exercise  of  Option.

     (a) The Optionee may exercise the option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Program Administrators, in whole or in part through the surrender of shares of Stock at their Fair Market Value on the exercise date. The Optionee shall also pay any required income tax withholding taxes which may be payable in U.S. dollars or Option Shares if acceptable to the Company.

     (c) On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued stock or reacquired Stock, as the Company may elect) upon full payment for such option Shares. However, if (i) the Optionee is subject to Section 16 of the Securities Exchange Act of 1934 and
(ii) the Optionee exercises the Option before six months have passed from the Date of Grant, the Company shall be permitted to hold in its custody any stock certificate arising from such exercise until six months has passed from the Date of Grant. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Program Administrators shall determine in their discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Program Administrators.

     (d) If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.


5.     Adjustment  of  and  Changes  in  Stock  of  the  Company.

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Program Administrators shall make such adjustment as may be required under the applicable reorganization agreement in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. If there is no provision for the treatment of the Option under an applicable reorganization agreement, the Option may terminate on a date determined by the Program Administrators following at least 30 days written notice to the Optionee.

6.     No  Rights  of  Stockholders.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7.     Non-Transferability  of  Option.

     During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

8.     Restriction  on  Exercise.

     The Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or State securities or other law or valid regulation. As a condition to the exercise of the Option, the Company may require the Optionee exercising the Option to make any representation or warranty to the Company as may be required by any applicable law or regulation and, specifically, may require the Optionee to provide evidence satisfactory to the Company that the Option Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or State securities or other law or valid regulation.

7.      Employment  Not  Affected.

     The granting of the Option or its exercise shall not be construed as granting to the Optionee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Optionee, the right of the Employer to terminate at will the Optionee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Optionee.

8.     Amendment  of  Option.

     The Option may be amended by the Program Administrators at any time (i) if the Program Administrators determine, in their sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Optionee.


9.     Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:

     To  Company:          Hollywood  Partners  Inc.
     1925  Century  Park  East,  5th  Floor
Los  Angeles,  CA  90067
Attn:  Corporate  Secretary

To  Optionee:          ______________________________
     ______________________________
______________________________
______________________________

10.     Incorporation  of  Plan  by  Reference.

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with, and shall be subject to, the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

11.      Governing  Law.

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Delaware, except to the extent preempted by federal law, which shall to the extent govern.




                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Grant of Option, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

HOLLYWOOD  PARTNERS.COM,  INC.
  a  Delaware  corporation



By:______________________________________
     Name:
Title:


ACCEPTED  AND  AGREED  TO:


________________________________________
[Optionee]


By:_____________________________________
     Name:

                                     PART II

                          HOLLYWOOD PARTNERS.COM, INC.
                      2002 NON-QUALIFIED STOCK OPTION PLAN

     Section  1.     Purpose.  The  purpose of this Hollywood Partners.com, Inc.
                     -------
2002 Non-Qualified Stock Option Plan (the "Nonqualified Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Nonqualified Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options
                ---------------------------
granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

     Section  3.     Duration of Options.  Each option and all rights thereunder
                     -------------------
granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

     Section  4.     Purchase  Price.  The  purchase  price  for shares acquired
                     ---------------
pursuant to the exercise, in whole or in part, of any option shall not be less than 85% of the Fair Market Value of the shares at the time of the grant of the option. Notwithstanding the preceding sentence, if at the time the option is granted or at the time the option is exercised, the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the Purchase Price shall not be less than 100% of the Fair Market Value.

     Section  5.     Exercise  of  Options.  Each option shall be exercisable in
                     ---------------------
one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. Each option, other than options granted to officers, directors or consultants, shall be exercisable a rate of at least twenty percent (20%) per year over five (5) years from the date the option is granted, subject to such reasonable conditions as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by Article 6 under General Provisions of the Program. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section  6.     Reorganization.  In  the  event  of  the  dissolution  or
                     --------------
liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

     (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

     (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program
Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

     The term "Reorganization" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

     Section 7.     Written Notice Required.  Any option granted pursuant to the
                    -----------------------
terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 8.     Compliance with Securities Laws.  Shares shall not be issued
                    -------------------------------
with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

     Section  9.     Continued  Employment  or  Service.  Each  Optionee,  if
                     ----------------------------------
requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section 10.     Option Rights Upon Termination of Employment or Service. If
                     -------------------------------------------------------
an Optionee ceases to be employed by, or ceases to serve, the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall terminate thirty (30) days after the date of termination of employment (unless sooner terminated in accordance with its terms); provided, however, that in the event employment is terminated for cause as defined by applicable law, his or her option shall terminate immediately, provided, further, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within ninety (90) days after the date of termination of employment or service, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

    Section 11.   Option Rights Upon Disability. If an Optionee becomes disabled
                 -----------------------------
within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, his or her option shall terminate six months after the date of termination of employment due to disability (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

     Section  12.     Option Rights Upon Death of Optionee.  Except as otherwise
                      ------------------------------------
limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire six months after the date of death (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of death) at any time within one year after the date of death, unless either the option or the Incentive Plan otherwise provides for earlier termination. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

Section 13.     Options Not Transferable.  Options granted pursuant to the terms
                ------------------------
of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

     Section  14.     Adjustments  to  Number  and  Purchase  Price  of Optioned
                      ----------------------------------------------------------
Shares. All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 7 of the General Provisions of the Program.

                          HOLLYWOOD PARTNERS.COM, INC.
                      2002 NON-QUALIFIED STOCK OPTION PLAN

                                 GRANT OF OPTION
                                 ---------------



Date  of  Grant:  __________,  ____

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Hollywood Partners.com, Inc. a Delaware corporation (the "Company"), to __________________ (the "Optionee"), who is an employee or non-employee of the Company or one of its subsidiaries (the Optionee's employer is sometimes referred to herein as the ("Employer").

     WHEREAS, the Board of Directors of the Company (the "Board") on September 17, 2002 adopted, with subsequent stockholder approval, the Hollywood Partners Inc. Non-Qualified Stock Option (the "Plan");

     WHEREAS, the Plan provides for the granting of stock options by the Board or the Program Administrators to employees or non-employees of the Company or any subsidiary of the Company to purchase, or to exercise certain rights with respect to, shares of the Common Stock of the Company, no par value (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Program Administrators consider the Optionee to be a person who is eligible for a grant of non-qualified stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the non-qualified stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.     Grant  of  Option.

     Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Program Administrators, hereby grants to the Optionee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $__________ per share, the [Fair Market Value/ ___% (__%) of the Fair Market Value].

Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an option not qualified as an incentive stock option (as such term is defined under Section 422 of the Internal Revenue Code of 1986).

2.     Installment  Exercise.

     Subject to such further limitations as are provided herein, the Option shall become exercisable in __________ installments, the Optionee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion as determined by the Program Administrators:

     Option  Shares  Exercisable                         Date
     ---------------------------                         ----

     _______________________________               ______________
     _______________________________               ______________
     _______________________________               ______________

3.     Termination  of  Option.

     (a) Subject to the other provisions of this Grant, the Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of __________ years from the Date of Grant (the "Option Term").

     (b) Upon the occurrence of the Optionee's ceasing for any reason to be employed by, or to serve, the Company (such occurrence being a "termination of the Optionee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void within thirty (30) days after the date of such termination of the Optionee's employment, except (1) in the event employment is terminated for cause as defined by applicable law, in which case Optionee's Option shall terminate and become null and void immediately or (2) in a case where the Program Administrators may otherwise determine in their sole and absolute discretion for up to ninety (90) days following the termination of employment or service. Upon a termination of the Optionee's employment by reason of disability or death, the Option may be exercised, but only to the extent that the Option was outstanding and exercisable on such date of disability or death, up to a six-month period following the date of such termination of the Optionee's employment, unless extended for a period of up to one year, at the sole discretion of the Program Administrators.

     (c) In the event of the death of the Optionee, the Option may be exercised by the Optionee's legal representative, but only to the extent that the Option would otherwise have been exercisable by the Optionee.

     (d) A transfer of the Optionee's employment between the Company and any subsidiary of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Optionee's employment.

4.     Exercise  of  Options.

     (a) The Optionee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

     (b) Full payment (in U.S. dollars) by the Optionee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Program Administrators, in whole or in part through the surrender of shares of Stock at their Fair Market Value as defined under Article 6 of the General Provisions of the Program on the exercise date. The Optionee shall also pay any required income tax withholding taxes which may be payable in U.S. dollars or Option Shares if acceptable to the Company.

     (c) On the exercise date specified in the Optionee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. However, if (i) the Optionee is subject to Section 16 of the Securities Exchange Act of 1934 and
(ii) the Optionee exercises the Option before six months have passed from the Date of Grant, the Company shall be permitted to hold in its custody any stock certificate arising from such exercise until six months has passed from the Date of Grant. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Program Administrators shall determine in their discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Program Administrators.

     (d) If the Optionee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Optionee's right to purchase such Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5.     Adjustment  of  and  Changes  in  Stock  of  the  Company.

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Program Administrators shall make such adjustment as may be required under the applicable reorganization agreement in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Optionee any additional benefits under the Option. If there is no provision for the treatment of the Option under an applicable reorganization agreement, the Option may terminate on a date determined by the Program Administrators following at least 30 days written notice to the Optionee.

6.     No  Rights  of  Stockholders.

     Neither the Optionee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7.     Non-Transferability  of  Option.

     During the Optionee's lifetime, the Option hereunder shall be exercisable only by the Optionee or any guardian or legal representative of the Optionee, and the Option shall not be transferable except, in case of the death of the Optionee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

8.     Restriction  on  Exercise.

     The Option may not be exercised if the issuance of the Option Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of the Option, the Company may require the Optionee exercising the Option to make any representation or warranty to the Company as may be required by any applicable law or regulation and, specifically, may require the Optionee to provide evidence satisfactory to the Company that the Option Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or state securities or other law or valid regulation.

9.     Employment  or  Service  Not  Affected.

     The granting of the Option or its exercise shall not be construed as granting to the Optionee any right with respect to continuance of employment by or service relationship with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Optionee, the right of the Employer to terminate at will the Optionee's employment or service relationship with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by the Optionee.

10.     Amendment  of  Option.

     The Option may be amended by the Program Administrators at any time (i) if the Program Administrators determine, in their sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Optionee.

11.     Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:


To  Company:  Hollywood  Partners  Inc.
              1925  Century  Park  East,  5th  Floor
              Los  Angeles,  CA  90067
              Attn:  Corporate  Secretary

To  Optionee: ____________________
              ____________________
              ____________________

12.     Incorporation  of  Plan  by  Reference.

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with, and shall be subject to, the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13.     Governing  Law.

                  The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Delaware, except to the extent preempted by federal law, which shall to the extent govern.



                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Grant of Option, and to apply the corporate seal hereto, and the Optionee has placed his or her signature hereon, effective as of the Date of Grant.

HOLLYWOOD  PARTNERS.COM,  INC.,
a  Delaware  corporation


By:     _______________________________
        Name:
        Title:


ACCEPTED  AND  AGREED  TO:


_____________________________________
[Optionee]


By:     ______________________________
     Name:

                                    PART III

                          HOLLYWOOD PARTNERS.COM, INC.
                           2002 RESTRICTED SHARE PLAN

     Section  1.     Purpose.  The  purpose of this Hollywood Partners.com, Inc.
                     -------
2002 Restricted Share Plan (the "Restricted Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program and terms used but not defined in this Restricted Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section 2.     Terms and Conditions. The terms and conditions of restricted
                    --------------------
shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

     Each restricted share grant shall provide to the recipient (the "Holder") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the "Restriction Period") as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

     The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the "Restricted Share Award Agreement"). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Hollywood Partners.com, Inc. 2002 Restricted Share Plan and the Restricted Share Award Agreement entered into between the registered owner and Hollywood Partners.com, Inc. Copies of such Plan and Agreement are on file in the offices of Hollywood Partners.com, Inc.

     The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

     Section  3.     Nontransferable.  Subject  to  the  provisions  of  the
                     ---------------
Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

Section  4.     Restricted Share Rights Upon Employment or Service.  If a Holder
                --------------------------------------------------
terminates employment or service with the company prior to the expiration of the Restriction Period, any restricted shares granted to him subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in their sole discretion, including, but not limited to, the Plan Participant's retirement, death, or disability.

     Section  5.     Stockholder Rights.  The Holder shall have, with respect to
                     ------------------
the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the Optionee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

     Section 6.     Compliance with Securities Laws.  Shares shall not be issued
                    -------------------------------
under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

     Section  7.     Continued Employment or Service.  Each Holder, if requested
                     -------------------------------
by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.






                                      III-2

                          HOLLYWOOD PARTNERS.COM, INC.
                           2002 RESTRICTED SHARES PLAN
                        RESTRICTED SHARE AWARD AGREEMENT

     THIS AGREEMENT is made as of __________, _____, by and between Hollywood Partners.com, Inc. a Delaware corporation (the "Company"), and ______________________ ("Holder"):

     WHEREAS, the Company maintains the Hollywood Partners,com, Inc. Restricted Shares Plan ("Restricted Shares Plan") under which the Program Administrators may award shares of the Company's common stock, no par value-- ("Common Stock") to employees and non-employees as the Program Administrators may determine, subject to terms, conditions, or restrictions as they may deem appropriate; and

     WHEREAS, pursuant to the Restricted Shares Plan, the Program Administrators have awarded to Holder a restricted stock award conditioned upon the execution by the Company and Holder of a Restricted Share Award Agreement setting forth all the terms and conditions applicable to such award.

     NOW, THEREFORE, in consideration of the mutual promise and covenant contained herein, it is hereby agreed as follows:

1.     Award  of  Shares.

     Under the terms of the Restricted Shares Plan, the Program Administrators hereby award and transfer to Holder a restricted stock award on __________________ ("Grant Date"), covering shares of Common Stock ("Shares") subject to the terms, conditions, and restrictions set forth in this Agreement. This transfer of Shares shall constitute a transfer of such property in connection with Holder's performance of service to the Company (which transfer is intended to constitute a "transfer" for purposes of Section 83 of the Internal Revenue Code).

2.     Share  Restrictions.

     During the period beginning on the Grant Date and ending on the date(s) specified by the Program Administrators (the "Restriction Period"), Holder's ownership of the Shares shall be subject to a risk of forfeiture (which risk is intended to constitute a "substantial risk of forfeiture" for purposes of
Section 83 of the Internal Revenue Code). Specifically, if Holder's employment or service with the Company is terminated for any reason, including Holder's death, disability, or retirement at any time before the Restriction Period ends, Holder shall forfeit his or her ownership in the Shares. However, in the event of Holder's termination of employment or service, the Program Administrators may, in their sole discretion, based upon relevant circumstances such as the Holder's death, disability, or retirement, waive the minimum employment or service requirement and provide Holder with a nonforfeitable right to the Shares as of the date of such termination of employment or service.


3.     Stock  Certificates.

     A stock certificate evidencing the Shares shall be issued in the name of Holder as of the Grant Date. Holder shall thereupon be the shareholder of all the Shares represented by the stock certificate. As such, Holder shall be entitled to all rights of a stockholder of the Company, including the right to vote the Shares and receive dividends and/or other distributions declared on such Shares.

     Physical possession or custody of the stock certificate shall be retained by the Company until such time as the Restriction Period lapses without the occurrence of any forfeiture of the Shares in a manner described in the above Paragraph 2. Upon the expiration of the Restriction Period without the occurrence of such a forfeiture, the Company shall cause the stock certificate covering the Shares to be delivered to Holder. In the event that Holder's employment or service with the Company is terminated prior to the lapse of the Restriction Period and there occurs a forfeiture of the Shares, the stock certificate representing such Shares shall be then canceled and revert to the Company.


                                      III-3

4.     Nontransferable.

     During the Restriction Period, the Shares covered by the restricted stock award shall not be transferable by Holder by means of sale, assignment, sale, pledge, encumbrance, or otherwise. During the Restriction Period, the Company shall place a legend on the stock certificate restricting the transferability of such certificate and referring to the terms and conditions applicable to the Shares pursuant to the Restricted Share Plan and this Agreement.

     Upon the lapse of the Restriction Period, the Shares shall not be delivered to Holder if such delivery would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the delivery of the Shares to Holder, the Company may require Holder to make any representation or warranty as may be required by any applicable law or regulation and, specifically, may require Holder to provide evidence satisfactory to the Company that the Shares are being acquired only for investment purposes and without any present intention to sell or distribute the shares in violation of any federal or state securities or other law or valid regulation.

5.     Administration.

     The Program Administrators shall have full authority and discretion (subject only to the express provisions of the Restricted Share Plan) to decide all matters relating to the administration and interpretation of the Restricted Share Plan and this Agreement. All such Program Administrators determinations shall be final, conclusive, and binding upon the Company, Holder, and any and all interested parties.

6.     Right  to  Continued  Employment  or  Service.

     Nothing in the Restricted Share Plan or this Agreement shall confer on Holder any right to continue in the employ of or service to the Company or, except as may otherwise be limited by a written agreement between the Company and Holder, in any way affect the Company's right to terminate Holder's employment or service, at will, at any time without prior notice at any time for any or no reason (whether by dismissal, discharge, retirement or otherwise).

7.     Amendment.

     This Agreement shall be subject to the terms of the Restricted Share Plan as amended, the terms of which are incorporated herein by reference. However, the restricted stock award that is the subject of this Agreement may not in any way be restricted or limited by any Restricted Share Plan amendment or termination approved after the date of the award without Holder's written consent.

8.     Force  and  Effect.

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

9.     Governing  Law.

     This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.

10.     Successors.

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns, and heirs of the respective parties.


                                      III-4

11.     Notice.

     All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by certified mail, return receipt requested, as follows:

To  Company: Hollywood  Partners.com,  Inc.
             1925  Century  Park  East,  5th  Floor
             Los  Angeles,  CA  90067
             Attn:   Corporate  Secretary

To  Holder:  ______________________________
             ______________________________
             ______________________________
             ______________________________

12.     Incorporation  of  Plan  by  Reference.

     The Shares are awarded pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Share award shall in all respects be interpreted in accordance with the Plan. The Program Administrators shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date hereof.

HOLLYWOOD  PARTNERS.COM,  INC.,
a  Delaware  corporation



By:  ____________________________________
Name:__________________________________
Title:___________________________________

______________________________________
[Optionee]


By:     _____________________________     _____________________________
       Name:                              Name:
       Title:

                                      III-5

                                     PART IV

                          HOLLYWOOD PARTNERS.COM, INC.
                        2002 EMPLOYEE STOCK PURCHASE PLAN

     Section  1.     Purpose.  The  purpose  of the Hollywood Partners.com, Inc.
                     -------
2002 Employee Stock Purchase Plan (the "Stock Purchase Plan") is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company's stock in accordance with Section 423 of the Code ("Section 423"), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators, and terms used but not defined in this Stock Purchase Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section  2.     Maximum Number of Shares; Terms and Conditions. The maximum
                     ----------------------------------------------
aggregate number of shares of Common Stock subject to the Stock Purchase Plan shall be 1,000,000. The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

     Section 3.     Offering Periods and Participation.  The Stock Purchase Plan
                    ----------------------------------
shall be implemented through a series of consecutive six (6) month periods commencing on the first trading day on or after January 1 or July 1 of each year and terminating on the last trading day ending approximately six (6) months later(the "Offering Periods"). Any employee who shall be employed by the Company or one of its subsidiaries on a given Enrollment Date (defined below) whose customary employment for tax purposes is at least twenty (20) hours per week and more than five (5) consecutive months in any calendar year, and who own less than 5% of the Common Stock, is eligible to participate in the Stock Purchase Plan (an "Eligible Employee") An Eligible Employees may become a participant in the Stock Purchase Plan by completing and delivering to the Company's payroll office an agreement authorizing payroll deductions and evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the "Subscription Agreement") prior to the first day of each Offering Period. The first day of each Offering Period will be the "Enrollment Date" and the last day of each period will be the "Exercise Date." The Program Administrators shall have the power to change the duration of Offering Periods (including the commencement date thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Under this Stock Purchase Plan, "Purchase Period" shall mean an approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date.

     Section  4.     Purchase  Price.  The  "Purchase  Price" means an amount as
                     ---------------
determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount (as defined below) from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. The "Purchase Price Discount" shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value.

     Section  5.     Grants.
                     ------

     (a) Grants. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the maximum number or value of shares that may be purchased by any Plan Participant (the "Periodic Exercise Limit"), which in no event shall exceed the lowest amount provided under Section 5(b)(i) through (iii) below (the "Statutory
Maximum"), and if no Periodic Exercise Limit is specified by the Program Administrators, shall equal the Statutory Maximum. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

     (b) Grant Limitations. Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

     (i) if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

     (ii) that permits such Plan Participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time (computed utilizing the rules of Section 423(b)(8) of the Code);

     (iii) that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company; or

                    (iv)     that  exceeds  the  Periodic  Exercise  Limit.

     (c) No Rights in Respect of Underlying Stock. The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

     (d) Plan Account. The Company shall maintain a plan account (a "Plan Account") for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to
Section  6  and  from which are debited amounts paid for the purchase of shares.

     Section  6.     Payroll  Deductions/Direct  Purchases.
                     -------------------------------------

     (a) Plan Participant Designations. The Subscription Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible Employee's compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

     (b) Plan Account Balances. The Company shall make payroll deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     (c) Plan Participant Changes. A Plan Participant may discontinue his or her participation in the Stock Purchase Plan as provided in Section 9, or may increase or decrease (subject to such limits as the Program Administrators may impose) the rate of his or her payroll deductions during any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement, unless the Company elects to process a given change in participation more quickly. A Plan Participant's Subscription Agreement shall remain in effect for successive Offering Periods unless terminated sooner as provided by Section 9 hereof.

     (d) Decreases. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during the current calendar year (the "Current Purchase Period") when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal to the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

     (e) Tax Obligations. At the time of the option is exercised, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Eligible Employee.

     (f) Statements of Account. The Company shall maintain each Plan Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

     Section  7.     Exercise  of  Option.

     (a) Automatic Exercise on Exercise Dates. Unless a Plan Participant withdraws as provided in Section 9 below, his or her option for the purchase of shares will be exercised automatically on the Exercise Date and the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. Any payroll deductions accumulated in a Plan Participant's Plan Account which are not sufficient to purchase a full share shall be retained in the Plan Participant's Plan Account for the subsequent Purchase Period, subject to earlier withdrawal by the Plan Participant as provided in Section 9 hereof.. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

     (b) Compliance With Securities Law. Shares of Common Stock shall not be issued with respect to any purchase of shares granted under the Stock Purchase Plan, unless the purchase of shares and the issuance and delivery of those shares pursuant to that exercise comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock purchased and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

     (c) Excess Plan Account Balances. If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's option to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall be retained in the Plan Participant's Plan Account for the subsequent Purchase Period, subject to earlier withdrawal by the Plan Participant as provided in Section 9 hereof.

     Section  8.     Holding  Period.  The Program Administrators may establish,
                     ---------------
as  a  condition  to  participation,  a  holding  period  of up to one (1) year.

     Section  9.     Withdrawal;  Termination  of  Employment.
                     ----------------------------------------

     (a) Voluntary Withdrawal. A Plan Participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least ten (10) business days prior to the next Exercise Date. Such withdrawal shall be effective ten (10) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan
Participant's option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

     (b) Termination of Employment. Promptly after a Plan Participant's ceasing to be an employee for any reason the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option to purchase shares will be automatically terminated, provided that, if the Company does not learn of such death more than ten (10) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

     Section  10.     Non-transferability.  Neither  payroll deductions credited
                      -------------------
to a Plan Participant's Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.

     Section  11.     Compliance  with  Securities  Laws.  Shares  shall  not be
                      ----------------------------------
issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this
Section  11.

     Section 12.     Continued Employment or Service.  Each Plan Participant, if
                     -------------------------------
requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of the option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

                                     PART V

                          HOLLYWOOD PARTNERS.COM, INC.
                  2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Section  1.     Purpose; Plan.  The purpose of this Hollywood Partners.com,
                     -------------
Inc. 2002 Non-Employee Director Stock Option Plan (the "Directors Plan") is to permit the Company to grant options to purchase shares of its Common Stock to non-employee directors of the Company. Any option granted pursuant to the Directors Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Directors Plan is Part V of the Program. Unless any provision herein indicates to the contrary, the Directors Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Directors Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

Section  2.     Option  Terms and  Conditions.  On the next to last business day
                -----------------------------
of each fiscal year of the Company, the Company shall grant to each non-employee director of the Company options to purchase that number of shares of Common Stock as determined annually by the Program Administrators. The terms and conditions of options granted under the Directors Plan shall be in duration, form and substance as the Program Administrators shall in their discretion determine, but in no event shall any option granted under the Directors Plan expire later than ten (10) years from the date on which the option is granted.

     Section  3.     Compliance  with  Securities  Laws.  Shares of Common Stock
                     ----------------------------------
shall not be issued with respect to any option granted under the Directors Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 2.

     Section 4.     Adjustments to Number and Purchase Price of Optioned Shares.
                    -----------------------------------------------------------
All options granted pursuant to the terms of this Directors Plan shall be adjusted in a manner prescribed by Article 7 of the General Provisions of the Program.

     Section  5.     Purchase  Price.  The  purchase  price  for shares acquired
                     ---------------
pursuant to the exercise, in whole or in part, of any option shall not be less than the Fair Market Value of the shares at the time of the grant of the option.

     Section  6.  Exercise of Options. . Each option shall be exercisable in one
                  ---------------------
or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of Common Stock or by a combination of cash, check, or, if permitted by the Program Administrators, shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by
Article 6 under General Provisions of the Program. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

     Section  7.     Reorganization.  In  the  event  of  the  dissolution  or
                     --------------
liquidation of the Company, any option granted under the Directors Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

     In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

     (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

     (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program
Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Directors Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

     The term "Reorganization" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

     Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

     Section 8.     Written Notice Required.  Any option granted pursuant to the
                    -----------------------
terms of this Directors Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section  9.     Option  Rights  Upon  Termination ofDirector Status. To the
                     ----------------------------------------------------
extent not exercised, any option granted to a non-employee director under this Directors Plan will terminate ninety (90) days from the date on which the non-employee directors is no longer a member of the Board of Directors for any reason other than death or disability.

    Section  10.   Option Rights Upon Disability.  If  an non-employee director
                  ------------------------------
becomes disabled within the meaning of Code Section 422(e)(3) while serving as a Board member to the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of non-employee director status due to disability, unless either the option or the Directors Plan otherwise provides for earlier termination.

     Section  11.     Option Rights Upon Death..  Except as otherwise limited by
                      -------------------------
the Program Administrators at the time of the grant of an option, if a non-employee director dies while serving as a Board member to the Company or any of its subsidiaries, his or her option shall expire six months after the date of death unless by its terms it expires sooner. During this six-month or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the non-employee director's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the non-employee director is entitled to exercise the option at the date of death.

     Section  12.     Options Not Transferable.  Options granted pursuant to the
                      ------------------------
terms of this Directors Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a non-employee director only by that director. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

                                     PART VI

                          HOLLYWOOD PARTNERS.COM, INC.
                       2002 TOCK APPRECIATION RIGHTS PLAN

          Section  1.     SAR  Terms  and  Conditions.  The  purpose  of  this
                          ---------------------------
Hollywood Partners Inc. Stock Appreciation Rights Plan (the "SAR Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant stock appreciation rights ("SARs") to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the "SAR Agreement"). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this SAR Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section  2.      Duration  of  SARs.  Each  SAR  and  all rights thereunder
                      ------------------
granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

          Section  3.     Grant.  Subject to the terms and conditions of the SAR
                          -----
Agreement, the Program Administrators may grant the right to receive a payment upon the exercise of a SAR which reflects the appreciation in the Fair Market Value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an Incentive Option; (ii) in tandem with the grant of a Nonqualified Option; or (iii) independent of the grant of an Incentive Option or Nonqualified Option. Each grant of a SAR which is in tandem with the grant of an Incentive Option or Nonqualified Option shall be evidenced by the same agreement as the Incentive Option or Nonqualified Option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such Option shall relate and such other terms and conditions as the Program
Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

          Section  4.     Payment  at  Exercise. Upon the settlement of a SAR in
                          ---------------------
accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, specified by the Program Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in a fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR Exercise Date" shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, "SAR Exercise Price" shall mean the Fair Market Value of a share of Common Stock on a SAR Exercise Date and "SAR Grant Price" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR was granted in tandem with an option, the option exercise price per share for the related option.

     Section  5.     Special  Terms  and  Conditions.  Each  SAR Agreement which
                     -------------------------------
evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for Incentive Option or Nonqualified Option, if any, granted in tandem with such SAR except that: (i) if a SAR is granted in tandem with an Incentive Option or Nonqualified Option, the

SAR shall be exercisable only when the related Incentive Option or Nonqualified Option is exercisable; and (ii) the Plan Participant's right to exercise a SAR granted in tandem with an Incentive Option or Nonqualified Option shall be forfeited to the extent that the Plan Participant exercises the related
Incentive Option or Nonqualified Option and the Plan Participant's right to exercise the Incentive Option or Nonqualified Option shall be forfeited to the extent the Plan Participant exercises the related SAR, but any such forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Plan.

     Section  6.     Compliance with Securities Laws.  SARs shall not be granted
                     -------------------------------
and shares shall not be issued with respect to any SAR granted under the SAR Plan unless the grant of that SAR or the exercise of that SAR and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that any securities are being acquired only for investment purposes and without any present intention to sell or distribute the securities in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on securities and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

     Section  7.     Continued Employment or Service.  Each Plan Participant, if
                     -------------------------------
requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR or any shares as a result thereof, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR or the issuance of such shares for a period specified by the Program Administrators. Nothing in this SAR Plan or in any SAR Agreement shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section  8.     SAR  Rights Upon Termination of Employment or Service. If a
                     -----------------------------------------------------
Plan Participant under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall terminate thirty (30) days after the date of termination of employment (unless sooner terminated in accordance with its terms); provided, however, that in the event employment is terminated for cause as defined by applicable law, his or her option shall terminate immediately, provided, further, however, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within ninety (90) days after the date of termination of employment or service, unless either the SAR Agreement or this SAR Plan otherwise provides for earlier termination.

     Section  9.     Rights  Upon  Disability.  If  a  Plan  participant becomes
                     ------------------------
disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, his or her SAR shall terminate six months after the date of termination of employment due to disability (unless sooner terminated in accordance with its terms); provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised (to the extent exercisable on the date of termination of employment) at any time within one year after the date of termination of employment due to disability, unless either the SAR Agreement or the SAR Plan otherwise provides for earlier termination.

     Section  10.     Rights  Upon  Death.  Except  as  otherwise limited by the
                      -------------------
Program Administrators at the time of the grant of a SAR, if an a Plan Participant under the SAR Plan dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her SAR shall expire six months after the date of death unless by its terms it expires sooner. During this six-month or shorter period, the SAR may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the a Plan Participant's rights under the SAR shall pass by will or by the laws of descent and distribution, but only to the extent that the Plan Participant is entitled to exercise the SAR at the date of death.

                                    PART VII

                          HOLLYWOOD PARTNERS.COM, INC.
                          2002 OTHER STOCK RIGHTS PLAN

     Section  1.     Terms  and  Conditions.  The  purpose  of  the  Hollywood
                     ----------------------
Partners.com, Inc. 2002 Other Stock Rights Plan (the "Stock Rights Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the "Stock Rights Agreement"). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program, and terms used but not defined in this Stock Rights Plan shall have the meanings, if any, ascribed thereto in the General Provisions of the Program.

     Section  2.     Duration.  Each  Performance  Share  or Dividend Equivalent
                     --------
Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

     Section  3.     Grant.  Subject  to  the  terms and conditions of the Stock
                     -----
Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Dividend Equivalent Rights or Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

     Section 4.     Performance Shares.  Performance Shares shall become payable
                    ------------------
to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions of the Program. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other option or award to satisfy the exercise or settlement price.

          Section  5.     Stock  Payments.  The Program Administrators may grant
                          ---------------
Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person, provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

     Section  6.     Dividend Equivalent Rights.  The Program Administrators may
                     --------------------------
grant Dividend Equivalent Rights in tandem with the grant of Incentive Options or Nonqualified Options, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

     Section  7.     Compliance  with  Securities Laws.  Securities shall not be
                     ---------------------------------
issued with respect to any award under the Stock Rights Plan, unless the issuance and delivery of the securities pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the securities may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the securities are being acquired only for investment purposes and without any present intention to sell or distribute the securities in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the securities subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

     Section  8.     Continued Employment or Service.  Each Plan Participant, if
                     -------------------------------
requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

     Section  9.     Rights Upon Termination of Employment or Service. If a Plan
                     ------------------------------------------------
Participant under this Stock Rights Plan ceases to be employed by, or provide service to, the Company or any of its subsidiaries for any reason his or her award shall immediately terminate.


                                      VII-2